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Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Melvin L. Flanigan hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
He is the Chief Financial Officer of Digital Theater Systems, Inc.

2.
The Form 10-Q report of Digital Theater Systems, Inc. for the quarterly period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3.
The information contained in the Form 10-Q report of Digital Theater Systems, Inc. for the quarterly period ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Digital Theater Systems, Inc.

Dated: August 13, 2004

By:	/s/ MELVIN L. FLANIGAN Melvin L. Flanigan Chief Financial Officer

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Digital Theater Systems, Inc. and will be retained by Digital Theater Systems, Inc. and furnished to the Securities and Exchange Commission upon request.

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  Exhibit 32.2